UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year

On January 16, 2008, the Board of Directors approved an amendment to the Company’s bylaws to provide for one or more stockholders representing in the aggregate not less than twenty five percent (25%) of the outstanding shares entitled to vote to request a special meeting of the stockholders. The Board also approved amendments adding the position of Chief Administrative Officer to the list of officer succession and changing a reference relating to the deadline for stockholders to submit director nominations or other business for consideration at an annual meeting in order to accommodate the electronic delivery of proxy materials.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

The following exhibit is filed as part of this Report:

Exhibit Number	Description
3.1	Intel Corporation Bylaws, as amended on January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: January 17, 2008	Cary I. Klafter Corporate Secretary